SECOND AMENDMENT AND CONSENT TO
SENIOR CREDIT AGREEMENT
THIS SECOND AMENDMENT AND CONSENT TO SENIOR CREDIT AGREEMENT, dated effective as of April 10, 2015 (the "Second Amendment"), is made and entered into between and among UNIT CORPORATION, SUPERIOR PIPELINE COMPANY, L.L.C., UNIT DRILLING COMPANY, UNIT PETROLEUM COMPANY, SUPERIOR PIPELINE TEXAS, L.L.C., SUPERIOR APPALACHIAN PIPELINE, L.L.C. and UNIT TEXAS DRILLING, L.L.C. (collectively, the "Borrowers"), the Lenders signatory parties to this Second Amendment (individually a "Lender" and collectively, the "Lenders") and BOKF, NA dba Bank of Oklahoma, as administrative agent for the Lenders now or hereafter signatory parties thereto (the "Administrative Agent").
RECITALS:
A.    The Borrowers, the Lenders (other than the Additional Lender), Credit Agricole Corporate and Investment Bank (“Exiting Lender”) and the Administrative Agent entered into that certain Senior Credit Agreement dated as of September 13, 2011, as amended by that certain First Amendment and Consent to Senior Credit Agreement dated as of September 5, 2012 (collectively, the "Existing Credit Agreement"), under which the Lenders (other than the Additional Lender) severally established certain Commitments set forth on the Lenders Schedule annexed as Schedule 2 to the Existing Credit Agreement until the Facility Termination Date, subject to the Maximum Credit Amount and the Borrowing Base.
B.    Borrowers have requested a renewal and extension of the Total Commitment of $500,000,000.00 and the Maximum Credit Amount of $900,000,000. Borrowers, Lenders and the Additional Lender have agreed that the current Borrowing Base is $725,000,000.
C.    Effective as of the date of this Second Amendment, the Exiting Lender is exiting the credit facility and will no longer constitute a lender under the Existing Credit Agreement (as amended by this Second Amendment) subject to Exiting Lender’s continued right to receive the benefits of the indemnification provisions in the Existing Credit Agreement which run in favor of the Existing Lender as a lender thereunder.
D.    The Lenders which are signatory parties to this Second Amendment have severally committed to provide a portion of the amount of the Total Commitment, and Administrative Agent has secured the commitment of Toronto Dominion (New York), LLC (the “Additional Lender’) to severally provide a portion of the amount of the Total Commitment as set forth on Schedule 2 attached hereto, and the Additional Lender has agreed to join the Existing Credit Agreement as a Lender on the terms and conditions set forth herein.
E.    Subject to the terms, provisions, conditions and limitations set forth in this Second Amendment, the Lenders agree to (i) renew and extend the Existing Credit Agreement by confirming the Total Commitment of $500,000,000 and the Maximum Credit Amount of $900,000,000, (ii) reduce the Borrowing Base to $725,000,000, subject to redetermination as provided in Section 2.6 of the Existing Credit Agreement, (iii) extend the Facility Termination

Date to April 10, 2020, and (iv) such other amendments and modifications to the Existing Credit Agreement as more fully provided herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Second Amendment, and other good and valuable consideration, receipt of which is acknowledged by the parties hereto, the parties agree as follows:
1.    Lenders Schedule. Schedule 2 annexed to the Existing Credit Agreement is deleted and replaced in its entirety by the revised Schedule 2 annexed to this Second Amendment with each Lender having the Commitment set forth opposite such Lender's name on the replacement Schedule 2.
2.    Renewal and Extension of the Total Commitment and Maximum Credit Amount. Borrowers, Lenders and Administrative Agent agree, stipulate and reconfirm that all references in Section 2.1 of the Existing Credit Agreement and elsewhere in the Existing Credit Agreement to a Total Commitment and a Maximum Credit Amount shall, for all purposes, continue to mean and refer to a Total Commitment of "$500,000,000" and a Maximum Credit Amount of “$900,000,000”.
3.    Borrowing Base. From and after the effective date of this Second Amendment, the reference in Section 2.6.1 of the Existing Credit Agreement to a Borrowing Base of "$800,000,000" is deleted and replaced with a reference to the Borrowing Base of "$725,000,000" until the next scheduled Determination Date (i.e., October 1, 2015). Borrowers, Lenders and Administrative Agent agree, stipulate and confirm that the Borrowing Base, as from and after the effective date of this Second Amendment, will be $725,000,000 until such next scheduled Determination Date. The parties acknowledge and agree that the redetermination of the Borrowing Base as provided in this Section 3 of the Second Amendment shall constitute the April 1, 2015 scheduled redetermination of the Borrowing Base under the Existing Credit Agreement.
4.    Additional Definitions. Section 1.1 of the Existing Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Excluded Swap Obligation” means, with respect to any Subsidiary Guarantor, any Rate Management Obligation if, and to the extent that, all or a portion of the Subsidiary Guaranty of such Subsidiary Guarantor of, or the grant by such Subsidiary Guarantor of a security interest to secure, such Rate Management Obligation (or any Subsidiary Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Future Trading Commission (or the application or official interpretation of any thereof) by virtue of such Subsidiary Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 12.20 and any other “keepwell, support or other agreement” for the benefit of such Subsidiary Guarantor and any and all guarantees of such Subsidiary Guarantor’s Rate

Management Obligations by other Credit Parties) at the time the Subsidiary Guaranty of such Subsidiary Guarantor, or a grant by such Subsidiary Guarantor of a security interest, becomes effective with respect to such Rate Management Obligation. If a Rate Management Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Rate Management Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.
"FATCA" means Sections 1471 through 1474 of the Code, as of the date hereof, (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any applicable intergovernmental agreements entered into by the United States that implement the foregoing.
“Note” means a promissory note of the Borrowers payable to the order of a Lender in substantially the same form as Exhibit A, evidencing indebtedness of the Borrowers to such Lender.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Qualified ECP Guarantor” means, in respect of any Rate Management Obligations, at any time, each Credit Party, with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time, (b) a Person named on the lists maintained by the United Nations Security Council available at http://www.un.org/sc/committees/list_compend.shtml, or as otherwise published from time to time, (c) a Person named on the lists maintained by the European Union available at http://eeas.europa.eu/cfsp/sanctions/consol-list_en.htm, or as otherwise published from time to time, (d) a Person named on the lists maintained by Her Majesty’s Treasury available at http://www.hm-treasury.gov.uk/fin_sanctions_index.htm, or as otherwise published from time to time, or (e) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or (iii) a Person resident in a Sanctioned Country, to the extent any Person described in clauses (i), (ii) or (iii) is the subject of a sanctions program administered by OFAC.
“Sanctioned Country” means a country subject to a comprehensive country-wide sanctions program administered and enforced by OFAC, which countries are, as of the effectiveness of the Second Amendment, limited to Cuba, Iran, North Korea, Sudan and Syria.
“Second Amendment” means the Second Amendment and Consent to Senior Credit Agreement dated as of April 10, 2015, among the Borrowers, the Administrative Agent and the Lenders party thereto.

“Specified Loan Party” means any Credit Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 12.20).
5.    Amendment and Restatement of Definitions. The definitions of “Eurodollar Base Rate”, “Facility Termination Date”, “Financial Contract”, and “Loan Documents”, respectively, contained in Section 1.1 of the Existing Credit Agreement are hereby amended and restated to read in full as follows:
"Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, a rate (expressed to the fifth decimal place) equal to (i) the rate of interest which is identified and normally published by ICE Benchmark Administration (the "LIBOR") as the offered rate for loans in United States dollars for the applicable Interest Period as of 11:00 a.m. (London time), on the second full Business Day next preceding the first day of such Interest Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used); plus (ii) the maximum reserve requirement, if any, then imposed under Regulation D of the Board of Governors of the Federal Reserve System (or any successor thereto) for “Eurocurrency Liabilities” (as defined therein); provided, however, that if LIBOR determined as provided above shall be less than zero, LIBOR shall be deemed to be zero for the purposes of this Agreement. If ICE Benchmark Administration no longer reports the LIBOR or Administrative Agent determines in good faith that the rate so reported no longer accurately reflects the rate available to Lender in the London Interbank Market or if such index no longer exists or accurately reflects the rate available to Administrative Agent in the London Interbank Market, Administrative Agent may select a replacement index.
"Facility Termination Date" means April 10, 2020, as that date may be extended pursuant to Section 3.8, or any earlier date on which the Total Commitment is reduced to zero or otherwise terminated under the terms of this Agreement.
“Financial Contract” of a Person means (i) any exchange-traded or over-the-counter futures, forward, swap, hedge or option contract or other financial instrument with similar characteristics, (ii) any Rate Management Transaction and (iii) with respect to any Subsidiary Guarantor any obligations owed to any Lender or any Affiliate of a Lender to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the LC Applications, the Notes, the Letters of Credit, each Subsidiary Guaranty and each compliance certificate, Borrowing Notice, and Conversion/Continuation Notice executed by Borrowers pursuant to this Agreement.
6.    The Definition of Obligations in the Existing Credit Agreement. The definition of “Obligations” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended by (i) deleting the "." at the end thereof and (ii) adding the following at the end thereof:
“; provided that the "Obligations" shall exclude any Excluded Swap Obligations.”

7.    Sale Leaseback of New Office Property. Lenders and Administrative Agent hereby acknowledge that Borrowers may determine, in their sole business judgment, to enter into a sale, or sale and leaseback transaction in connection with all or part of the New Office Property. Subject to the terms, conditions and restrictions set forth in the Existing Credit Agreement (as amended by this Second Amendment), and the Administrative Agent’s approval of all documents and agreements evidencing such sale and leaseback transaction and such Capital Lease Obligation (which approval shall not be unreasonably withheld), the Lenders and Administrative Agent consent to such sale and leaseback transaction.
8.    Deletion of Section 2.6.9 of the Existing Credit Agreement. Section 2.6.9 of the Existing Credit Agreement is hereby deleted in its entirety.
9.    Addition of New Section 6.10 to the Credit Agreement. A new Section 6.10 (Compliance with OFAC Rules and Regulations) is hereby added to the Existing Credit Agreement as follows:
    “6.10 Compliance with OFAC Rules and Regulations.

(a)
To the knowledge of the Borrowers, none of the Borrowers or any of its Subsidiaries or their respective directors, officers, employees and agents is in violation of (or will take any action that would violate) any of the country or list based economic and trade sanctions administered and enforced by OFAC that are described or referenced at http://www.ustreas.gov/offices/enforcement/ofac/ or as otherwise published from time to time.

(b)
None of the Borrowers or any of its Subsidiaries or, to the knowledge of the Borrowers, their respective directors, officers, employees and agents is a Sanctioned Person. Borrowers have implemented and maintain in effect policies and procedures designed to ensure compliance by the Borrowers, its Subsidiaries and their respective directors, officers, employees and agents with U.S. sanctions laws and regulations and applicable economic and trade sanctions administered and enforced by OFAC.”

10.    Addition of New Section 7.14 to the Credit Agreement. A new Section 7.14 (Prohibited Action) is hereby added to the Existing Credit Agreement as follows:
“7.14 Prohibited Action. Without limiting anything contained in this Agreement to the contrary, Borrowers will, and will cause each of its Subsidiaries to, ensure that no person who owns a controlling interest in or otherwise controls any Borrower or any Subsidiary is or shall be a Sanctioned Person. Borrowers covenant and agree that they shall not use any proceeds of any Credit Extension to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country, or in any other manner that will result in any violation by any Person (including any Lender, the Administrative Agent or any L/C Issuer) of any U.S. sanctions laws or regulations.”

11.    Modification of Section 3.3 (Taxes) of the Existing Credit Agreement. The following shall be added as new subsections (vi), (vii) and (viii) to Section 3.3 (Taxes) of the Existing Credit Agreement:
“(vi)    If a payment made to a Lender or L/C Issuer under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender or L/C Issuer fails to comply with any requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender or L/C Issuer shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by applicable law and at such time or times reasonably requested by the Borrowers or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender or such L/C Issuer has complied with such Lender’s or such L/C Issuer’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (v), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(vii)    To the extent that the relevant documentation provided pursuant to this Section 3.3 is rendered obsolete or inaccurate in any material respect as a result of changes in circumstances with respect to the status of a Lender or a L/C Issuer, such Lender or such L/C Issuer shall, to the extent permitted by applicable law, deliver to the Borrowers and the Administrative Agent revised and/or updated documentation or promptly notify the Borrowers and the Administrative Agent in writing of its legal inability to do so.
(viii)    For purposes of determining withholding Taxes imposed under FATCA, from and after the effectiveness of the Second Amendment, the Borrowers and the Administrative Agent shall treat (and the Lenders and the L/C Issuers hereby authorize the Administrative Agent to treat) each of the Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”
12.    Modification of Section 7.2(viii) (Indebtedness) of the Existing Credit Agreement. Section 7.2(viii) (Indebtedness) of the Existing Credit Agreement is deleted and replaced in its entirety by the following:
“(viii) lease obligations (including building and office leases and leases for equipment) which would cause the aggregate amount of all rental payments in any calendar year to be greater than $20,000,000;”
13.    Modification of Section 7.2(ix) (Indebtedness) of the Existing Credit Agreement. Section 7.2(ix) (Indebtedness) of the Existing Credit Agreement is deleted and replaced in its entirety by the following:
“(ix) the Existing Subordinated Notes and (b) other subordinated Indebtedness (including subordinated Indebtedness convertible to equity) provided that (i) at the time of incurring such subordinated Indebtedness (A) no Default, Event of Default or Deficiency has

occurred and is then continuing and (B) no Default, Event of Default or Deficiency would result from the incurrence of any such subordinated Indebtedness after giving effect to the incurrence of such Indebtedness (and any concurrent repayment of Indebtedness with the proceeds of such incurrence), (ii) no subordinated Indebtedness has any scheduled amortization prior to six (6) months after the Facility Termination Date; (iii) no subordinated Indebtedness matures sooner than six (6) months after the Facility Termination Date; (iv) the other material terms of all such subordinated Indebtedness are not generally more restrictive, taken as a whole, than the terms of this Agreement and the other Loan Documents or the Existing Subordinated Notes; and (v) the Borrowing Base is adjusted as contemplated by Section 2.6.8 and the Borrowers make any prepayment required under Section 2.8.2;”
14.    Modification of Section 7.5(iv) (Investments and Acquisitions) of the Existing Credit Agreement. Section 7.5(iv) (Investments and Acquisitions) of the Existing Credit Agreement is deleted and replaced in its entirety by the following:
“(iv) Investments in associations, joint ventures, and other relationships (a) that are established under standard form operating agreements or similar agreements or which are partnerships for purposes of federal income taxation only, (b) that are not corporations or partnerships (or subject to the Uniform Partnership Act or other applicable state partnership act) under applicable state law, (c) which are limited partnerships formed for investment by employees and Directors of Unit and its Subsidiaries in the oil and gas exploration and development operations of Unit and its Subsidiaries, or (d) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties, gathering and processing systems and midstream asset operations and in which the ownership interest of any Credit Party or its Subsidiary is no less favorable than in direct proportion to the amount of such Investment; and”
15.    Modification of Section 7.6(vii) (Liens) of the Existing Credit Agreement. Section 7.6(vii) (Liens) of the Existing Credit Agreement is deleted and replaced in its entirety by the following:
“(vii) Liens on Property to secure not more than $50,000,000 in total of the Indebtedness permitted by Sections 5.14 and 7.2(v);”
16.    Intentionally Omitted.
17.    Modification of Section 11.4 (Allocation of Payments after Event of Default) of the Existing Credit Agreement. Section 11.4 (Allocation of Payments after Event of Default) of the Existing Credit Agreement is hereby amended by adding the following paragraph to the end thereof:
“Excluded Swap Obligations with respect to any Subsidiary Guarantor shall not be paid with amounts received from such Subsidiary Guarantor or its assets, but appropriate adjustments shall be made to payments from other Credit Parties to preserve the allocation to Obligations otherwise set forth above in this Section 11.4.”

18.    Modification of Section 12.6.2 (Indemnification) of the Existing Credit Agreement. Section 12.6.2 (Indemnification) of the Existing Credit Agreement is hereby amended by (i) deleting the "." at the end thereof and (ii) adding the following at the end thereof:
“, and (iii) any civil penalty or fine assessed by OFAC against, and all reasonable costs and expenses (including counsel fees and disbursements) incurred in connection with defense thereof, by the Administrative Agent or any Lender as a result of (but only to the extent of) the conduct of any Borrower or any Subsidiary that violates a sanction enforced by OFAC.”
19.    Modification of Article 12 (General Provisions) of the Existing Credit Agreement. Article 12 (General Provisions) of the Existing Credit Agreement is hereby amended by adding the following new Section 12.20 thereto to read as follows:
“12.20     Keepwell. Each Credit Party that is a Qualified ECP Guarantor at the time of the Subsidiary Guaranty or the grant of a security interest under the Loan Documents, in each case, by any Specified Loan Party becomes effective with respect to any Rate Management Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Rate Management Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under its Subsidiary Guaranty and the other Loan Documents in respect of such Rate Management Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 12.20 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 12.20 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section 12.20 to constitute, and this Section 12.20 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.”
20.    Modification of Section 14.6.5 (Conditions to Effectiveness of Increase Request) of the Existing Credit Agreement. Section 14.6.5 (Conditions to Effectiveness of Increase Request) of the Existing Credit Agreement is hereby amended by (i) deleting the "." at the end of subsection (g) thereof, (ii) inserting a “; and” thereafter and (iii) adding the following as a new subsection (h) thereof:
“(h) Administrative Agent shall have approved such Increase Request and change in the Total Commitment (in all respects) in Administrative Agent’s reasonable discretion.”
21.    Ratification of Representations, Warranties, Covenants and Other Provisions. All of the remaining terms, provisions and conditions set forth in the Existing Credit Agreement shall continue and remain in full force and effect and are incorporated herein and ratified and adopted herein by reference (including without limitation, the consents, waivers and other provisions of Article XVII thereof). The Borrowers restate, confirm and ratify the warranties, covenants and representations set forth in the Existing Credit Agreement and further represent and warrant to the Administrative Agent and the Lenders as of the date hereof (after giving effect to this Second Amendment) that (i) no uncured Default or Event of Default exists under the Existing Credit Agreement, as amended by this Second Amendment, (ii) Borrowers have all necessary power and authority to execute, deliver and perform their respective obligations under this Second Amendment; (iii) the execution, delivery and performance by the Borrowers of this Second Amendment has been duly authorized by all necessary action on their part; (iv) this Second Amendment has been duly executed and delivered by the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditor’s rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (v) the execution and delivery of this Second Amendment by the Borrowers and the performance of their respective obligations hereunder require no authorizations, approvals or consent, or registration or filing with, or further action by, any Governmental Authority, except for those that have been obtained or made and are in effect; and (vi) neither the execution and delivery of this Second Amendment nor compliance with the terms hereof will contravene, or result in a breach of, the charter, by-laws, operating agreement or other corporate governance documents of the Borrowers, any requirement of applicable law, any agreement or instrument to which the Borrowers are a party or by which it is bound or to which it or its Property or assets are subject, or constitute a default under any such agreement or instrument.
22.    Additional Lender. The Additional Lender is hereby added to the Existing Credit Agreement as a Lender, with a Commitment as provided on Schedule 2 annexed to this Second Amendment, and the Additional Lender joins in, becomes a party to, and assumes all of the rights and obligations of a Lender under the Existing Credit Agreement (as amended by this Second Amendment) and the other Loan Documents and agrees to be bound by all of the terms and provisions of the Existing Credit Agreement and the other Loan Documents binding on each Lender to the same extent as if such Additional Lender was an original signatory thereto. Additional Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Existing Credit Agreement (as amended by this Second Amendment) as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Additional Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Second Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Existing Credit Agreement (as amended by this Second Amendment), (b) it has received a copy of the Existing Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 6.1 of the Existing Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the effectiveness of this Second Amendment, it shall be a party to and be bound by the provisions of the Existing Credit Agreement (as amended by this Second Amendment) and the other Loan Documents and have the rights and obligations of a Lender thereunder.
23.    Adjustments. After giving effect to this Second Amendment and any borrowings made on the effective date of this Second Amendment, (a) each Lender that holds Loans in an aggregate amount less than its Pro Rata Share (after giving effect to this Second Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender that holds Loans in an aggregate amount greater than its Pro Rata Share (after giving effect to this Second Amendment) of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Pro Rata Share (after giving effect to this Second Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Total Outstanding Credit Exposure applicable to each Lender equals its Pro Rata Share (after giving effect to this Second Amendment) of the aggregate Total Outstanding Credit Exposure of all Lenders and (d) Borrowers shall be required to make any break-funding payments required under Section 3.5 of the Existing Credit Agreement resulting from the Loans and adjustments described in this Section 23 of the Second Amendment.
24.    Conditions Precedent. This Second Amendment will become effective as of the date on which each of the following conditions precedent have been satisfied:
a.    the Borrowers have signed and delivered, or caused to be signed and delivered, to the Administrative Agent for the benefit of the Lenders, each of the following:
i.counterparts of this Second Amendment;
ii.The Administrative Agent shall have received duly executed Notes (or replacement Notes, as applicable) payable to each Lender that has requested a Note pursuant to Section 2.7.5 of the Existing Credit Agreement in a principal amount equal to such Lender’s Commitment after giving effect to the terms and provisions of this Second Amendment;
iii.a favorable written closing opinion of counsel to the Borrowers (in the event Borrowers use outside counsel such counsel will be acceptable to the Administrative Agent), addressed to the Administrative Agent and the Lenders in form, scope and substance reasonably satisfactory to the Administrative Agent; and
iv.such good standing certificates and UCC searches concerning the Borrowers as are required by the Administrative Agent.
b.     payment of the fully earned and non-refundable (i) agency and arrangement fees and other fees to the Administrative Agent in the amounts and on the terms agreed to pursuant to that certain Fee Letter between and among the Administrative Agent and the Borrowers dated as of March 17, 2015 (inclusive of the Summary of Second Amendment Modifications attached thereto), and (ii) payment of all fees and expenses owed by Borrowers to the Administrative Agent that have been billed and submitted to the Administrative Agent and Unit as of the execution and delivery date hereof, including the reasonable attorney's fees and expenses of legal counsel for the Administrative Agent, to the extent billed; and
c.    counterparts of this Second Amendment have been signed by the Lenders and delivered to the Administrative Agent.

25.    Fees and Costs. Borrowers agree to pay to the Administrative Agent on demand all costs, fees and expenses (including without limitation) reasonable attorneys' fees and legal expenses incurred or accrued by the Administrative Agent in connection with the preparation, negotiation, execution, closing, delivery and administration of this Second Amendment and the transactions contemplated hereby.
26.    Effect on Credit Documents. Except only as amended in this Second Amendment, the Existing Credit Agreement and all other Loan Documents remain in full force and effect as originally executed and are hereby ratified, confirmed and continued for all purposes. Nothing in this Second Amendment shall act as a waiver of any of the Administrative Agent's or any Lender's rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. Borrowers acknowledge and agree that this Second Amendment shall in no manner impair or affect the validity or enforceability of the Existing Credit Agreement, as amended by this Second Amendment. This Second Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties and covenants under this Second Amendment shall be a Default or Event of Default under Article 10 of the Existing Credit Agreement. All references to the “Credit Agreement” in any document, instrument, agreement, or writing shall be deemed to refer to the Existing Credit Agreement as amended by this Second Amendment.
27.    Undefined Terms/Recitals. Any capitalized term used herein but not otherwise defined shall have the meaning given to such term in the Existing Credit Agreement. The Recitals set forth in this Second Amendment are, by this reference, incorporated into and deemed a part of this Second Amendment.
28.    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or electronic transmission (e.g., pdf) shall be effective as delivery of a manually executed counterpart hereof.
29.    Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF OKLAHOMA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
30.    ENTIRE AGREEMENT. THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered, effective as of the day and year first above written.
UNIT CORPORATION, a Delaware corporation,
SUPERIOR PIPELINE COMPANY, L.L.C.,
an Oklahoma limited liability company,
UNIT PETROLEUM COMPANY, an Oklahoma
corporation,
UNIT DRILLING COMPANY, an Oklahoma
corporation,
SUPERIOR PIPELINE TEXAS, L.L.C., an Oklahoma limited liability company
SUPERIOR APPALACHIAN PIPELINE, L.L.C., an Oklahoma limited liability company
UNIT TEXAS DRILLING, L.L.C., an Oklahoma limited liability company

By: /s/ Larry D. Pinkston
Larry D. Pinkston, President of each of
UNIT CORPORATION,
UNIT PETROLEUM COMPANY,
UNIT DRILLING COMPANY, and
as Chairman of
SUPERIOR PIPELINE COMPANY, L.L.C.,
and as manager of
SUPERIOR APPALACHIAN PIPELINE, L.L.C.,
UNIT TEXAS DRILLING, L.L.C.,
and
SUPERIOR PIPELINE TEXAS, L.L.C.

7130 South Lewis Avenue, Suite 1000
Tulsa, Oklahoma 74136
Attention: Larry Pinkston
Telephone: (918) 493-7700
Facsimile: (918) 493-7711

2nd Amendment to Credit
Agreement Signature Page

By signing below, each of the undersigned (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrowers of this Second Amendment, (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein and (ii) cover the Commitments as renewed and extended by this Second Amendment, (c) ratifies and confirms its obligations under its Subsidiary Guaranty, (d) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty and (e) acknowledges and agrees that notwithstanding anything in its Subsidiary Guaranty to the contrary, “Guaranteed Obligations” as defined in its Subsidiary Guaranty with respect to such Subsidiary Guarantor shall not include Excluded Swap Obligations.

UNIT PETROLEUM COMPANY,
UNIT TEXAS COMPANY
UNIT DRILLING AND EXPLORATION COMPANY,
and
PETROLEUM SUPPLY COMPANY,

By /s/ Mark E. Schell
Mark E. Schell, Senior Vice President

UNIT DRILLING USA COLUMBIA, L.L.C.,
UNIT DRILLING COLUMBIA, L.L.C.,
and
PRESTON COUNTY GAS GATHERING,
L.L.C.

By /s/ Mark E. Schell
Mark E. Schell, Senior Vice President

2nd Amendment to Credit
Agreement Signature Page

BOKF, NA, dba Bank of Oklahoma, as LC Issuer, as Administrative Agent, and as a Lender

By: /s/ Pam Schloeder
Pam Schloeder
Senior Vice President

101 East Second Street
Bank of Oklahoma Tower -8th floor/Energy Department
One Williams Center
Tulsa, Oklahoma 74172
Telephone: (918) 588-6012
Facsimile: (918) 588-6880

2nd Amendment to Credit
Agreement Signature Page

COMPASS BANK, a Lender

By: /s/ Kathleen J. Bowen
Kathleen J. Bowen
Senior Vice President

2200 Post Oak Blvd.
21st Floor
Houston, Texas 77056
Telephone: (713) 968-8273

2nd Amendment to Credit
Agreement Signature Page

BANK OF AMERICA, N.A., a Lender

By: /s/ Chris Renyi
Chris Renyi
Vice President

100 Federal Street, MA 5-100-09-01
Boston, MA 02110
Telephone: (617) 434-2079
Facsimile: (617) 434-3652

2nd Amendment to Credit
Agreement Signature Page

BMO HARRIS FINANCING, INC., a Lender

By: /s/ Kevin Utsey
Kevin Utsey
Director

BMO Capital Markets/Houston Agency
700 Louisiana Street, Suite 2100
Houston, Texas 77002
Telephone: (713) 546-9720
Facsimile: (713) 223-4007

2nd Amendment to Credit
Agreement Signature Page

WELLS FARGO BANK, N.A., a Lender

By: /s/ David C. Brooks
David C. Brooks
Director

1445 Ross Avenue
Suite 4500
MAC T9216-451
Dallas, TX 75202
Telephone: (214) 721-8219
Facsimile: (214) 721-8215

2nd Amendment to Credit
Agreement Signature Page

COMERICA BANK, a Lender

By: /s/ Brandon M. White
Brandon M. White
Vice President

1717 Main Street
Dallas, Texas 75201
Telephone: (214) 462-4418

2nd Amendment to Credit
Agreement Signature Page

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH, a Lender

By: /s/ Trudy W. Nelson
Trudy W. Nelson
Authorized Signatory

By: /s/ Richard Antl
Richard Antl
Authorized Signatory

333 Clay Street, Suite 4510
Three Allen Center
Houston, Texas 77002
Telephone: (713) 210-4103
Facsimile: (713) 210-4129

2nd Amendment to Credit
Agreement Signature Page

THE BANK OF NOVA SCOTIA, a Lender

By: /s/ Terry Donovan
Terry Donovan
Managing Director

The Bank of Nova Scotia/Houston Branch
711 Louisiana Street, Suite 1400
Houston, Texas 77002
Telephone: (713) 752-0900
Facsimile: (713) 752-2425

2nd Amendment to Credit
Agreement Signature Page

TORONTO DOMINION (NEW YORK), LLC,
a Lender

By: /s/ Savo Bozic
Savo Bozic
Authorized Signatory

Toronto Dominion (New York), LLC
31 West 52nd Street, 21st Floor
New York, NY 10019-6101
Telephone: (416) 983-5700
Facsimile: (416) 983-0003

2nd Amendment to Credit
Agreement Signature Page

SCHEDULE 2
LENDERS SCHEDULE

Lender	Total Commitment	Pro Rata Share
BOK (BOKF, NA dba Bank of Oklahoma)	$85,000,000	17.00%
Compass Bank	$85,000,000	17.00%
BMO Harris Financing, Inc.	$75,000,000	15.00%
Bank of America, N.A.	$75,000,000	15.00%
Wells Fargo Bank, N.A.	$40,000,000	8.00%
Comerica Bank	$40,000,000	8.00%
CIBC	$40,000,000	8.00%
Toronto Dominion (New York), LLC	$40,000,000	8.00%
The Bank of Nova Scotia	$20,000,000	4.00%

TOTAL	$500,000,000.00	100.00000%